SECTION 16
POWER OF ATTORNEY
Know all by these presents that the undersigned hereby
constitutes and appoints Randolph L.M. Hutto and B.J.
Purcell or either of them, signing singly, the
undersigned's true and lawful attorney-in-fact to:
(1) execute for and on behalf of the undersigned, in
the undersigned's capacity as an officer, director and/or
10% shareholder of NDCHealth Corporation (the "Company"),
Forms 3, 4, and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;
(2) do and perform any and all acts for and on
behalf
of the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4, or 5 and timely
file such form with the Securities and Exchange
Commission and any stock exchange or similar authority;
and
(3) take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, in the best
interest of, or legally required by, the undersigned, it
being understood that the documents executed by such
attorney-in fact on behalf of the undersigned pursuant to
this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorneyin-fact
may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to each such attorneyin-
fact full power and authority to do and perform any and
every act and thing whatsoever requisite, necessary, or
proper to be done in the exercise of any of the rights
and powers herein granted, as fully to all intents and
purposes as the undersigned might or could do if
personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such
attorney-in-fact, or such attorney-in-fact's substitute
or substitutes, shall lawfully do or cause to be done by
virtue of this power of attorney and the rights and
powers herein granted. The undersigned acknowledges that
the foregoing attorneys-in-fact, in serving in such
capacity at the request of the undersigned, are not
assuming, nor is the Company assuming, any of the
undersigned's responsibilities to comply with Section 16
of the Securities Exchange Act of 1934.
The Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to
file Forms 3, 4, and 5 with respect to the undersigned's
holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-
fact.
IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 9th day of
February, 2005.
/s/ Gregory Scott MacKenzie